AMENDMENT No. 1 TO EMPLOYMENT AGREEMENT

THIS AMENDMENT No. 1 TO EMPLOYMENT AGREEMENT (“Amendment No. 1”), is entered into as of November 24, 2014, by and between LOGAN’S ROADHOUSE, INC. (the “Company”), ROADHOUSE HOLDING INC. (the “Parent”) and SAMUEL NICHOLAS BORGESE (“Executive”).

WHEREAS, Parent, the Company and the Executive entered into a certain Employment Agreement dated as of October 4, 2014 (the “Employment Agreement”); and

WHEREAS, in consideration of the mutual agreements set forth below and for other good and valuable consideration given by each party to this Amendment No. 1, the receipt and sufficiency of which are hereby acknowledged, Parent, the Company and Executive agree to amend the Employment Agreement on the terms set forth below.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Section 4.3.4 of the Employment Agreement shall be amended to read in its entirety as follows (deletions are in strikeout and additions are in bold):

“4.3.4. Share Purchase. ~~For the thirty (30) day period following the date on which the Option is granted~~ For the period commencing on the date of this Agreement and expiring on May 31, 2015, Parent shall provide Executive with the right to purchase a number of shares of Common Stock as may be mutually agreed at the fair market value of the Common Stock in effect at the time of purchase. In connection with such purchase, Executive shall execute and deliver Joinder Agreements to the Stockholders Agreement and Registration Rights Agreement of Parent, both of which are attached hereto as, respectively, Exhibit C and Exhibit D.

2.Except as specifically set forth in this Amendment No. 1, each and every provision of the Employment Agreement shall remain in full force and effect as set forth therein.

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IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representative to execute, this Amendment No. 1 effective as of the day and year first above written.

LOGAN'S ROADHOUSE, INC.

By: /s/ Amy Bertauski
Its: CFO, Treasurer, Secretary

ROADHOUSE HOLDING INC.

By: /s/ Amy Bertauski
Its: CFO, Treasurer, Secretary

EXECUTIVE

/s/ Samuel N. Borgese
Samuel Nicholas Borgese